                                                                   EXHIBIT 10.19



                            STOCK PURCHASE AGREEMENT

                THIS STOCK PURCHASE AGREEMENT (the "Agreement"), dated as of September 21, 2000, is entered into by and among KAUFMAN AND BROAD HOME CORPORATION, a Delaware corporation (the "Company"), and the other signatories hereto listed on the signature pages to this Agreement (each a "Shareholder" and collectively the "Shareholders").

                WHEREAS, the Company and the Shareholders (or their predecessors in interest) are parties to that certain Shareholder Agreement, dated as of January 7, 1999 (the "Shareholder Agreement"), and that certain Registration Rights Agreement, dated January 7, 1999 (the "Registration Rights Agreement");

                WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Shareholders desire to sell, and the Company desires to purchase, an aggregate of 4,000,000 shares (the "Shares") of the Company's common stock, par value $1.00 per share ("Common Stock"), held by the Shareholders; and

                WHEREAS, in connection with the sale of the Shares, the Company and the Shareholders wish to amend the Registration Rights Agreement and the Shareholder Agreement and enter into the other agreements contained in this Agreement;

                NOW, THEREFORE, upon the premises and the mutual promises herein contained, and for good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereby agree as follows:



                1. Sale of Shares. Subject to the terms and conditions of this Agreement, at the Closing the Company shall buy, and each Shareholder shall sell to the Company, the number of Shares of Common Stock set forth opposite such Shareholder's name on Exhibit A hereto for a purchase price of (a) Six Dollars and Fifty Cents ($6.50) per Share in cash and (b) a promissory note for Nineteen Dollars and Fifty Cents ($19.50) per Share in the form attached hereto as Exhibit B (the "Promissory Note," and together with the promissory notes issued to the other Shareholders, the "Promissory Notes"). The aggregate purchase price for all of the Shares shall be Twenty Six Million Dollars ($26,000,000) in cash (the "Cash Purchase Price") and Promissory Notes with an aggregate principal amount of Seventy Eight Million Dollars ($78,000,000).



                2. Closing. The purchase and sale of Shares contemplated by this Agreement (the "Closing") will take place at the offices of Munger, Tolles & Olson LLP at 355 South Grand Avenue, 35th Floor, Los Angeles, California at 10:00 a.m. (Los Angeles time) on September 21, 2000. At the Closing,

                        (a) each Shareholder who is an individual will deliver to the Company a fully executed and notarized special power of attorney appointing Robert E. Lewis as such Shareholder's true and lawful attorney;

                        (b) each Shareholder that is a corporation or limited liability company will deliver to the Company an original of such Shareholder's duly adopted resolutions or a certified copy of its bylaws or operating agreement authorizing the sale of the Shares and designating a duly authorized representative to act on behalf of such Shareholder;

                        (c) the Shareholders will deliver to the Company certificates representing the Shares, accompanied by duly executed stock powers, with signatures guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program, for transfer to the Company; and

                        (d) the Company will deliver to each Shareholder (i) such Shareholder's portion of the Cash Purchase Price payable by wire transfer in such an amount and pursuant to the instructions set forth on Exhibit A and (ii) a duly executed Promissory Note in the principal amount specified for such Shareholder on Exhibit A.

To the extent that a Shareholder is selling to the Company less than all of the shares of Common Stock evidenced by a particular stock certificate, within two business days of the Closing, the Company shall deliver to any such Shareholder a new certificate of like tenor evidencing the remaining shares of Common Stock owned by such Shareholder.



                3. Amendments.

                        (a) Amendment of Registration Rights Agreement. Effective as of the Closing, Section 2(b)(iii) of the Registration Rights Agreement shall be amended in its entirety to read as follows:

                        "(iii) the Company shall not be obligated to file a registration statement relating to a registration request pursuant to this Section 2(b): (A) sooner than January 1, 2002 (except that the foregoing restriction shall not apply to a request for registration of Registrable Securities held by or on behalf of the estate of a deceased Shareholder, but in such case the Company shall have no obligation to serve the Request Notice or to include in the registration any Registrable Securities other than those held by or on behalf of such estate); (B) for an aggregate of more than 2,000,000 shares of Common Stock during the six-month period commencing January 1, 2002 (the "Demand Period"); (C) more than once in the Demand Period; or (D) if such registration request (including Registrable Securities requested to be included in response to a Request Notice) is for a number of Registrable Securities which have an aggregate market value less than $10 million."

                        (b) Amendment of Shareholder Agreement. Effective as of the Closing, the second sentence of Section 2 of the Shareholder Agreement shall be amended in its entirety to read as follows:

                        "The foregoing agreement (the "Voting Agreement") shall be suspended automatically and become ineffective on the earliest to occur of the following events: (a) the aggregate beneficial ownership (whenever used herein, as defined under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Common Stock by the Shareholders becomes less than 2,000,000 shares, (b) the Board does not nominate the Shareholders' designee for election at the 2000 annual meeting or a subsequent annual meeting at which directors of the designee's class are nominated for election, (c) the currently incumbent chief executive officer of the Company as of September 21, 2000 ceases to hold the office of chief executive officer, or (d) December 1, 2003."



                4. Representations and Warranties of the Shareholders. Each Shareholder individually represents and warrants to the Company as of the Closing as follows:

                        (a) Shareholder has good and marketable title to, and sole record and beneficial ownership of, the number of the Shares set forth opposite such Shareholder's name on Exhibit A hereto, which are to be transferred to the Company pursuant to this Agreement, free and clear of any and all covenants, conditions, marital property rights, and other Encumbrances.

                        (b) If Shareholder is an entity, Shareholder has been duly incorporated or formed and is validly existing in good standing under the laws of its state of incorporation or formation. Whether an individual or an entity, Shareholder has the right, power and authority to enter into this Agreement and any ancillary agreements hereto, to transfer, convey and sell to the Company at the Closing the Shares to be sold to the Company by such Shareholder, and otherwise perform its obligations under this Agreement and any ancillary agreements. Upon consummation of the Closing, the Company will acquire from such Shareholder the legal and beneficial ownership of, and all right to vote and other rights inhering in the Shares to be sold to the Company by such Shareholder, free and clear of all covenants, conditions, marital property rights, or other Encumbrances.

                        (c) Shareholder is not a party to, subject to or bound by any Law or Order, and no Action is pending against Shareholder or, to Shareholder's knowledge, threatened, that would prevent the execution, delivery or performance of this Agreement by Shareholder or the transfer, conveyance and sale of the Shares to be sold by Shareholder to the Company pursuant to the terms hereof.

                        (d) This Agreement has been duly authorized by all necessary corporate, partnership or limited liability company action on the part of Shareholder, and if Shareholder is a corporation, partnership or limited liability company, this Agreement has been executed and delivered by Shareholder and is a valid and binding obligation of Shareholder, enforceable against Shareholder in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws limiting creditors' rights generally and equitable principles.

                        (e) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby by Shareholder violates or will violate or results or will result in a breach of any of the terms and provisions of, or constitutes or will constitute a default under any material Contract to which Shareholder is a party or is bound or which applies to the Shares being sold, or any Order applicable to Shareholder or to the Shares being sold.

                        (f) If and to the extent required, Shareholder hereby consents to the execution, delivery and performance of this Agreement by each other Shareholder.

                        (g) Shareholder will acquire the Promissory Note for investment for Shareholder's own accounts and not with a view to or for offer or sale in connection with any distribution thereof. Shareholder understands that the Promissory Note will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any applicable state securities laws by reason of a specific exemption or exception from the registration requirements thereof which depend upon, among other things, the accuracy of Shareholder's representations and warranties in this Section. Shareholder understands that the Promissory Note will bear a legend substantially to the effect that the Promissory Note may not be transferred without the prior consent of the Company (which shall not be unreasonably withheld) and has not been registered under the Securities Act or any applicable state securities laws and may be offered and sold only if so registered or upon delivery to the Company of an opinion of counsel that an exemption or exception from such registration is applicable.

                        (h) Shareholder acknowledges receipt of all information requested from the Company and considered by Shareholder to be necessary or appropriate for deciding whether to sell the Shares and acquire the Promissory Note pursuant to this Agreement, including, without limitation, any documents filed by the Company with the Securities and Exchange Commission. Shareholder is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act or has such knowledge and experience in financial and business matters that Shareholder is capable of evaluating the merits and risks of, and Shareholder is able to bear the economic risks of, selling such Shares of Common Stock and acquiring such Shareholder's interest in the Promissory Note. Shareholder has had the opportunity to ask questions and receive answers regarding the terms and conditions of the sale of the Shares and the acquisition of an interest in the Promissory Note pursuant to this Agreement, and Shareholder is satisfied with the responsiveness and adequacy of such answers. Shareholder understands and acknowledges that events or circumstances may occur after the date hereof that may be favorable or unfavorable to the Company's earnings, business affairs or operations, and that such events or circumstances may result in changes in the fair market value of the Shares.



                5. Representations and Warranties of the Company. The Company represents and warrants to each Shareholder as of the Closing as follows:

                        (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all necessary corporate power and authority to carry on its business as now being conducted. The Company has the necessary corporate power and authority to execute, deliver and perform this Agreement and the Promissory Notes.

                        (b) The purchase of the Shares and the issuance of the Promissory Notes have been duly and validly authorized by the Board of Directors of the Company and by all other necessary corporate action on the part of the Company. This Agreement and the Promissory Notes have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or limiting creditors' rights generally and equitable principles.

                        (c) The execution, delivery and performance of this Agreement by the Company and the issuance of the Promissory Notes will not violate the provisions of, or constitute a breach or default (whether upon lapse of time and/or the occurrence of any act or event or otherwise) under (a) the certificate of incorporation or bylaws of the Company, (b) any Law or Order to which the Company is subject or (c) any Contract to which the Company is a party that is material to the financial condition, results of operations or conduct of the business of the Company. The execution and delivery of this Agreement by the Company and the performance of this Agreement by the Company will not require a filing or registration with, or the issuance of any Permit or Approval by, any other third party or Governmental Entity.

                        (d) There is no Order or Action pending or to the knowledge of the Company, threatened against or affecting the Company that individually or when aggregated with one or more other Actions has or might reasonably be expected to have a material adverse effect on the Company's ability to perform this Agreement or the Promissory Notes.

                        (e) The Company is acquiring the Shares from the Shareholders for the Company's own accounts for investment purposes only and not with a view to or for sale in connection with the public distribution thereof.



                6. Certain Defined Terms. Any capitalized term used in Section 4 or Section 5 of this Agreement but not defined in this Agreement shall have the meaning assigned to such term in the Purchase Agreement, as amended on January 7, 1999, among the Company and the Sellers named therein, for the purchase and sale of the homebuilding business of the homebuilding entities of the Lewis Homes group of companies.

                7. Miscellaneous.

                        (a) Injunctions. Each party acknowledges and agrees that irreparable damage would occur in the event that any of the provisions of this Agreement was not performed in accordance with its specific terms or was otherwise breached. Therefore, each party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court having jurisdiction, such remedy being in addition to any other remedy to which such party may be entitled at law or in equity.

                        (b) Severability. If any term or provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms and provisions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and each of the parties shall use its best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term or provision.

                        (c) Waivers, etc. No failure or delay on the part of either party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power preclude any other or further exercise thereof or the exercise of any other right or power. No modification or waiver of any provision of this Agreement nor consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by each of the parties, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

                        (d) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to its subject matter. This Agreement supersedes all prior agreements and understandings between the parties, whether written or oral, with respect to the subject matter hereof. The paragraph headings contained in this Agreement are for reference purposes only, and shall not affect in any manner the meaning or interpretation of this Agreement.

                        (e) Counterparts. For the convenience of the parties, this Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original but all of which together shall be one and the same instrument.

                        (f) Amendment. This Agreement may be amended only by a written instrument duly executed by each of the Company and the Shareholders.

                        (g) Notices. Any notice or other communication hereunder must be given in writing and delivered in person or sent by telecopy, by a nationally-recognized overnight courier service or by certified or registered mail, postage prepaid, receipt requested, addressed as follows:

                      If to the Company, addressed to:

                      Kaufman and Broad Home Corporation
                      10990 Wilshire Boulevard
                      Los Angeles, CA  90024
                      Attention: Kimberly N. King
                      Fax No.: (310) 231-4280


                      with a copy to:

                      Munger, Tolles & Olson LLP
                      355 South Grand Avenue
                      35th Floor
                      Los Angeles, CA  90071
                      Attention:  Michael O'Sullivan, Esq.
                      Fax No.: (213) 687-3702


                      If to the Shareholders, addressed to:

                      John M. Goodman
                      Lewis Operating Corp.
                      1156 N. Mountain Avenue
                      Upland, CA  91785
                      Fax No.: (909) 912-6770


                      with a copy to:

                      O'Melveny & Myers LLP
                      400 South Hope Street
                      Los Angeles, CA  90071
                      Attn:  Richard A. Boehmer, Esq.
                      Fax No.: (213) 430-6407

        or to such other address or to such other person as any party shall have last designated by such notice to the other party. Each such notice or other communication shall be effective (i) if given by telecommunication, when transmitted to the applicable number so specified in (or pursuant to) this Section 7(g) and an appropriate answer back is received, (ii) if given by overnight courier for next business day delivery, one business day following delivery by sender to such overnight courier, (iii) if given by mail, three days after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid, or (iv) if given by any other means, when actually received at such address.

                        (h) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the internal laws of the State of California.

                        (i) Assignment. Except as provided herein, the parties may not assign their rights or delegate their obligations under this Agreement without the prior written consent of the other parties.






                  [Remainder of Page Intentionally Left Blank]

        IN WITNESS WHEREOF, the Shareholders and the Company have executed this Agreement as of the date first above written.



                                       KAUFMAN AND BROAD HOME CORPORATION


                                       By: /S/ WILLIAM R. HOLLINGER
                                           -------------------------------------
                                             Name: William R. Hollinger
                                                   -----------------------------
                                             Its: Vice President and Controller
                                                  ------------------------------



                                       SHAREHOLDERS


                                       Ralph M. Lewis


                                       By: /S/ RALPH M. LEWIS BY ROBERT E. LEWIS
                                           -------------------------------------
                                           Robert E. Lewis, his attorney-in-fact



                                       Goldy S. Lewis


                                       By: /S/ GOLDY S. LEWIS BY ROBERT E. LEWIS
                                           -------------------------------------
                                           Robert E. Lewis, his attorney-in-fact

                                       LHE PLATTE, LLC

                                       By: Lewis Holding Company, a Delaware
                                           limited liability company, its member

                                          By: Forehand Development Corp., a
                                              California corporation, its member


                                             By: /S/ JOHN M. GOODMAN
                                                 ------------------------------
                                                 John M. Goodman, its Authorized
                                                 Agent

                                       LH AUGUSTA, LLC


                                       By: /S/ JOHN M. GOODMAN
                                           -------------------------------------
                                           John M. Goodman, its Authorized Agent

                                       LH EVANS, LLC


                                       By: /S/ JOHN M. GOODMAN
                                           -------------------------------------
                                           John M. Goodman, its Authorized Agent

                                       LH GRUNHORN, LLC


                                       By: /S/ JOHN M. GOODMAN
                                           -------------------------------------
                                           John M. Goodman, its Authorized Agent

                                       LH WHITNEY, LLC


                                       By: /S/ JOHN M. GOODMAN
                                           -------------------------------------
                                           John M. Goodman, its Authorized Agent

                                       LH JAGERHORN, LLC


                                       By: /S/ JOHN M. GOODMAN
                                           -------------------------------------
                                           John M. Goodman, its member

                                    EXHIBIT A

                                  SHAREHOLDERS


---------------------------------------------------------------------------------------------------
                                                                                        PRINCIPAL
                                                                                        AMOUNT OF
                               SHAREHOLDER              SHARES      CASH PURCHASE       PROMISSORY
     SHAREHOLDER            WIRE INSTRUCTIONS          SOLD (#)       PRICE ($)          NOTE ($)
---------------------------------------------------------------------------------------------------
Ralph M. Lewis &        Bank: Wells Fargo Bank          45,763        297,459.50        892,378.50
Goldy S. Lewis                San Francisco, CA
                        Credit: Long Beach Trust
                                Services
                        WDDA:  4068-000868
                        Fed Routing #: 121000248
                        FFC Account #: 219349
---------------------------------------------------------------------------------------------------
LHE Platte, LLC         Bank: Wells Fargo Bank         400,000      2,600,000.00      7,800,000.00
                              San Francisco, CA
                        Credit: Long Beach Trust
                                Services
                        WDDA:  4068-000868
                        Fed Routing #: 121000248
                        FFC Account #: 216797
---------------------------------------------------------------------------------------------------
LH Augusta, LLC         Bank: Wells Fargo Bank         393,935      2,560,577.50      7,681,732.50
                              San Francisco, CA
                        Fed Routing #: 121000248
                        Account #: 4047-100755
---------------------------------------------------------------------------------------------------
LH Evans, LLC           Bank: Wells Fargo Bank       1,719,455     11,176,457.50     33,529,372.50
                              San Francisco, CA
                        Credit: Long Beach Trust
                                Services
                        WDDA:  4068-000868
                        Fed Routing #: 121000248
                        FCC Account #: 220960
---------------------------------------------------------------------------------------------------
LH Grunhorn, LLC        Bank: Wells Fargo Bank         149,218        969,917.00      2,909,751.00
                              San Francisco, CA
                        Fed Routing #: 121000248
                        Account #: 4047-100771
---------------------------------------------------------------------------------------------------
LH Whitney, LLC         Bank: Wells Fargo Bank       1,134,055      7,371,357.50     22,114,072.50
                              San Francisco, CA
                        Credit: Long Beach Trust
                                Services
                        WDDA:  4068-000868
                        Fed Routing #: 121000248
                        FCC Account #: 220969
---------------------------------------------------------------------------------------------------
LH Jagerhorn, LLC       Bank: Wells Fargo Bank         157,574      1,024,231.00      3,072,693.00
                              San Francisco, CA
                        Fed Routing #: 121000248
                        Account #: 4047-100797
---------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                             FORM OF PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT (A) WITH THE PRIOR CONSENT
 OF THE COMPANY (WHICH SHALL NOT BE UNREASONABLY WITHHELD) AND (B) PURSUANT TO
(i) A REGISTRATION STATEMENT WITH RESPECT TO SUCH NOTE WHICH IS EFFECTIVE UNDER SUCH ACT, (ii) RULE 144 UNDER SUCH ACT, OR (iii) ANY OTHER EXEMPTION FROM
 REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE
   CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE
  COMPANY'S REQUEST, PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY
                    THAT SUCH REGISTRATION IS NOT REQUIRED.

 THIS NOTE IS SUBJECT TO THE PROVISIONS AND ENTITLED TO THE BENEFITS OF A STOCK PURCHASE AGREEMENT, DATED AS OF SEPTEMBER 21, 2000. A COPY OF SUCH AGREEMENT IS
                     ON FILE AT THE OFFICES OF THE COMPANY.

                                ---------------

                       KAUFMAN AND BROAD HOME CORPORATION
                              6.6% PROMISSORY NOTE

                                                                         No. R-1

$892,378.50                                                   September 21, 2000
                                                         Los Angeles, California

          KAUFMAN AND BROAD HOME CORPORATION, a Delaware corporation (the "Company"), for value received hereby promises to pay to Ralph M. Lewis and Goldy S. Lewis, jointly (the "Holder"), the aggregate principal sum of $892,378.50, with $297,459.50 payable on January 4, 2001, $297,459.50 payable on
June 7, 2001, and $297,459.50 payable on December 6, 2001 (the "Final Maturity Date"), plus interest as hereinafter provided. Notwithstanding the foregoing, on the Final Maturity Date, the entire remaining unpaid balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

          This Note is issued in connection with the transactions described in that certain Stock Purchase Agreement and among the Company, Holder and certain other holders of the Company's common stock, dated as of September 21, 2000, as the same may from time to time be amended, modified or supplemented (the "Purchase Agreement"). Payment of the principal of, and interest on, this Note shall be made in lawful money of the United States of America by wire transfer to the Holder pursuant to the wire instructions set forth on Exhibit A hereto. Holder is subject to certain restrictions and shall be entitled to certain rights and privileges set forth in the Purchase Agreement. Capitalized terms used herein but not defined herein shall have the meaning set forth in the Purchase Agreement.

          1. INTEREST. This Note shall bear simple interest on the unpaid principal balance hereof at a rate of 6.6 percent per annum. Interest shall be calculated on the basis of a 365 or 366 day year, as applicable, and charged for the actual number of days elapsed. Interest on the unpaid principal balance of this Note shall be due and payable on the outstanding balance at the time of each payment of principal.

          2. PREPAYMENT. The Company may, without premium or penalty, prepay all or a portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal repaid calculated to the date of such prepayment. Any partial prepayments shall be applied to installments of principal in inverse order of their maturity.

          3. RESTRICTIONS ON TRANSFER. Title to this Note may not be offered, sold, or otherwise transferred, pledged or hypothecated without the prior written consent of the Company (which shall not be unreasonably withheld).

          4. EVENTS OF DEFAULT. If any of the events specified in this Section 4 shall occur (herein individually referred to as an "Event of Default"), Holder may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company.

          (a) If the Company shall fail to pay when due any payment of principal or interest on this Note and such failure continues for 5 days after Holder notifies the Company in writing; or

          (b) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

          (c) If, within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of the Company or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without the consent or acquiescence of the Company or any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated; or

          (d) Any declared default of the Company under any Senior Indebtedness (as defined below) that gives the holder thereof the right to accelerate such Senior Indebtedness, and such Senior Indebtedness is in fact accelerated by the holder. For purposes hereof, "Senior Indebtedness" means (i) all indebtedness to banks, commercial finance lenders, insurance companies or other financial institutions regularly engaged in the business of lending money, which is borrowed by the Company (whether or not secured), (ii) all indebtedness which by its terms is senior in right of payment to the Company's general unsecured indebtedness, and (iii) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for or to refinance such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

          5. STATUS. Until the Company pays to the Holder the first principal payment required under this Note, this Note shall rank pari passu in right of payment with the general unsecured indebtedness of the Company which by its terms is not subordinated to this Note. From and after the date the Company makes such payment, this Note shall be subordinate and junior in right of payment to all existing and future Senior Indebtedness of the Company. For so long as the Notes are so subordinated, the Company shall not make any payments on account of the Notes or acquire any of the Notes if a default in the payment of principal of, premium, if any, or interest on Senior Indebtedness occurs and is continuing beyond any applicable period of grace (a "Payment Default") or any other default occurs and is continuing with respect to any Senior Indebtedness that permits the holders thereof to accelerate its maturity ( a "Non-payment Default") and the Company or trustee thereof, as applicable, receives a notice of such default (a "Payment Blockage Notice") meeting the requirements specified in the terms of such Senior Indebtedness. In the case of a Payment Default, payments on the Note shall be resumed by the Company upon the date on which such default is cured or waived in accordance with the terms of such Senior Indebtedness or such default ceases to exist. In the case of a Non-Payment Default, payments on the Note shall be resumed by the Company upon the earlier of: (a) the date on which such Non-Payment Default is cured or waived in accordance with the terms of such Senior Indebtedness, (b) 179 days after the date on which the applicable Payment Blockage Notice is received, or (c) the date on which the payment blockage period is otherwise terminated or the holders of such Senior Indebtedness consent to payments on the Note. With respect to any Non-Payment Default, during the term of this Note the aggregate of all periods of payment blockage shall not exceed 179 days. No Non-Payment Default that existed or was continuing on the date of delivery of any Payment Blockage Notice shall be, or be made, the basis of a subsequent Payment Blockage Notice unless such default shall have been cured or waived in accordance with the terms of such Senior Indebtedness for a period of not less than 90 days. At all times, this Note shall be senior as to liquidation and distributions of stock or cash to all existing and future classes of Company common stock.

          6. EXCHANGE OF NOTE. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of the mutilated Note, the Company at its expense shall execute and deliver, in lieu of the Note, a new Note of the same form and amount.

          7. NO STOCKHOLDER RIGHTS. This Note shall not confer upon Holder or any other person the right to vote, to receive dividends or other distributions, to consent or to receive notice as a shareholder in respect of any meeting of shareholders, or any other rights whatsoever as a shareholder of the Company.

          8. AMENDMENT. All amendments to this Note require the written consent of the Company and Holder.

          9. WAIVER. The Company hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note.

          10. NOTE REGISTER. This Note shall be registered in the Note Register maintained by the Company. The Company shall be entitled to treat the Holder whose name appears in the Note Register as the owner in fact for all purposes (notwithstanding any notation of ownership or other writing hereon made by anyone or any notice to the contrary).

          11. SIGNATURES. If this Note bears the signatures of individuals who were at any time the proper officers of the Company at the time of singing, such signatures shall bind the Company, notwithstanding that any such individuals shall have ceased to hold such offices prior to the delivery of this Note or did not hold such offices on the date of the Purchase Agreement.

          12. NOTICES. All notices to the Company under this Note shall be in writing and addressed to the Company at 10990 Wilshire Boulevard, Los Angeles, California 90024, Attn: Kimberly N. King, or to other such address of the Company as the Company may notify the Holders.

          13. GOVERNING LAW. This Note shall be construed, interpreted and governed by the laws of the State of California, without regard to its conflicts-of-law provisions.

          14. HEADINGS. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.



                  [Remainder of Page Intentionally Left Blank]

          In witness whereof, the Company has caused this Note to be executed by a duly authorized officer and attested by its Secretary, this 21st day of September, 2000.



                                       Kaufman and Broad Home Corporation



                                       By:
                                           -------------------------------
                                             William R. Hollinger
                                             Vice President and Controller



                                       By:
                                           -------------------------------
                                             Kimberly King
                                             Secretary